SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                           Date of Report: May 5, 2003




                                   VALHI, INC.
             (Exact name of Registrant as specified in its charter)



     Delaware                         1-546                   87-0110150
  (State or other                  (Commission               (IRS Employer
  jurisdiction of                  File Number)              Identification
   incorporation)                                                 No.)



             5430 LBJ Freeway, Suite 1700, Dallas, TX    75240-2697
             (Address of principal executive offices)    (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)


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Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)  Exhibit

         Item No.                Exhibit Index
         ----------              ----------------------------------------
         99.1                    Press release dated May 5, 3003
                                  issued by Valhi, Inc.


Item 9:  Regulation FD Disclosure

     The registrant hereby furnishes the information set forth in the press release issued on May 5, 2003, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VALHI, INC.
                                  (Registrant)




                                  By: /s/ Gregory M. Swalwell
                                      ----------------------------
                                      Gregory M. Swalwell
                                      Secretary




Date:  May 5,2003

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1              Press release dated May 5, 2003 issued by Valhi, Inc.